UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2014

Date of reporting period:  April 30, 2014

Item 1. Reports to Stockholders.

LOGAN CAPITAL FUNDS

Logan Capital Large Cap Growth Fund

Annual Report
April 30, 2014

Table of Contents

Letter to Shareholders	3
Investment Highlights	10
Sector Allocation of Portfolio Assets	12
Schedule of Investments	13
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to the Financial Statements	21
Report of Independent Registered Public Accounting Firm	31
Expense Example	32
Notice to Shareholders	34
Management	35
Approval of Investment Advisory and Sub-Advisory Agreements	38
Privacy Notice	43

Dear Shareholders,

We are pleased to provide you with the Logan Capital Large Cap Growth Fund (the “Fund”) Annual Letter for the twelve month period ending April 30, 2014.

In the past fiscal year, investors have faced a myriad of opportunities and challenges reflective of the frequent swings in sentiment regarding the health of the stock market and the U.S. economy. There has been no shortage of events capturing the attention of investors and influencing financial markets this year.  Among these were the Polar Vortex with its record-setting temperatures and snowfalls, other wild weather patterns including floods, drought and wild fires, political concerns ranging from efforts to repeal “Obamacare” to Russia’s invasion of Crimea, the U.S.’s new role as an energy exporter for the first time in 50+ years, a new Federal Reserve Board (the “Fed”) Chairperson and projections of the impact of the Fed’s taper.

This period as a whole – in this 5th year of the current bull market – saw the markets and the U.S. economy continue to improve, albeit at a plodding pace. All three major U.S. indices turned in solid double digit returns. However, this strength masked the market’s multiple and tumultuous gyrations, including two corrections in the S&P 500® Index, both of 5.8%. Fortunately, seasoned investors continue to recognize that these are volatile times and that gyrations are to be expected as history has shown that the typical bull market has – on average – had pullbacks of 5%+ about every 6 months.

Logan Capital Large Cap Growth Fund

Performance comments

For the fiscal year ending April 30, 2014, the Logan Large Cap Growth Mutual Fund returned 20.47% compared to the Russell 1000 Growth index which returned 20.66%.  The Fund outperformed the Russell 1000 Growth Index in each of the first three quarters of the fiscal year, but in spring of 2014 the market had a sudden turn of sentiment against the names that had done so well in 2013. At the wire, the Russell 1000 Growth Index eked out a 4th quarter surge and ended up beating the Logan Capital Large Cap Growth Fund by a nose at the finish line for the fiscal year ended April 30, 2014.  In a photo-finish, the Russell 1000 Growth Index was up 20.66% versus the Fund’s 20.47% (net of fees and expenses) for the fiscal year.

The best sectors for the fiscal year for the Fund were Consumer Discretion, Information Technology and Industrials.  Not surprisingly, these are the three most heavily weighted sectors in the Fund, all of which are overweight versus the Russell 1000 Growth Index. Consumer Discretion and Information Technology generated contributions to overall portfolio returns that were considerably greater than those sectors contributed to the Russell 1000 Growth Index.  The Industrials generated essentially equal returns for both the Fund and the Russell 1000® Growth Index.

At the other end of the scale, the detractors to the Fund (versus the Russell 1000 Growth Index) came from Financials, Consumer Staples and Energy.  Despite positive

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performance in these sectors, the Fund’s weightings were significantly smaller than the Russell 1000 Growth Index weightings. As a result, these three bottom sectors had relatively little beneficial contribution to the overall Fund performance.

Quarter-by-Quarter review of the market and economic highlights of the past twelve months:

Fiscal Year 1st Quarter – Recap – end date July 31, 2013

The U.S. economy continued its sluggish growth again this quarter. While not back to the free spending ways of years ago, consumers have continued to spend. Similarly, businesses are slowly beginning to invest – but at a slower rate than we expected. All things considered, the economy and the equity markets performed better than many expected in the face of higher taxes and slower government spending.

Our team came into the quarter looking for the economy to continue to improve. We do not think the limited restraint will push the U.S. economy into recession and so far, that has been the case. The continuation of the slow recovery introduced the uncertainty of how the Federal Reserve Board will begin to be less accommodative and unwind the unprecedented amount of stimulus. The need for less accommodation is good news and investors need to prepare for better times. As investors focus on the Fed stepping aside, we are seeing interest rates move up and investors beginning to reduce their bond allocation. The good news for equity investors is that some money has flowed into those stocks that provide some current income and perceived safety which has helped equity prices so far this year.

Outside the U.S., the global economy remains sluggish. Our focus continues to be on the U.S. as the best performing economy. Increasing supply and relatively stable demand should keep a lid on commodity prices. Stable and falling commodity prices are good news for the more established G8 economies that are users of raw materials. However, softness in commodity prices is not good for those emerging economies that are dependent on production as the cost of extraction increases, but final sale prices do not. Our growth portfolios remain focused on the U.S. market for now. We still believe that the long-term trends of a growing global middle class remain in place, so we continue to have exposure to the great global brands that are based in the U.S.

Technology continues to change the competitive landscape of the world. As we assess the companies we are invested in, it is apparent that the improvements and opportunities made possible by new technology are driving growth. One area of disappointment for our growth portfolios this year has been that businesses are definitely being more cautious in making investments. This caution has resulted in new orders for capital goods taking longer to get than many – including us – expected. We are holding the positions because we expect the new orders to come in as the year progresses. Portfolio construction at investor sentiment inflection points is challenging and we are consciously laying the foundation in our clients’ portfolios for what we expect to come next.

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Fiscal Year 2nd Quarter – Recap – end date October 31, 2013

We always overestimate the change that will occur in the next two years and underestimate the change that will occur in the next ten. Don’t let yourself be lulled into inaction. – Bill Gates

We find ourselves coming back to this quote from Bill Gates because as long-term growth investors we focus on the big long-term trends in the economy and earnings leadership when building our growth portfolios. The past few years have been very challenging for investors because the news has offered many events to lead one’s focus away from the big-picture results being generated by rapid innovation within a slow recovery.

Last quarter’s commentary opened with the idea that, despite dire headlines, the economy was continuing to grow. At the beginning of this recovery, we shared with our clients our opinion that a slow recovery would be consistent with historical norms. We remained overweight the consumer brands that are focused on the slightly more affluent. We still remain overweight those companies, as well as those firms that will help businesses take advantage of the many new opportunities and challenges that technology – mobile computing in particular – are creating. Many of the new names in the growth portfolio this quarter – e.g., NCR Corporation, 3D Systems Corporation and Alliance Data Systems Corporation – provide key products that will help the businesses that use their products outpace their competitors that do not. The current period of slow overall growth, rapid technical innovation and inexpensive capital for those companies that have the vision to invest in the future now is starting to distinguish the growth “haves” from the growth “have nots.” As always, we are focused on investing in those companies with a clear path for growth and the ability to maintain profit margins.

In 2Q13, we were disappointed that many businesses took longer to make investments than in the past. However, many of those same companies that hurt us in the 2nd quarter delivered strong results over the summer and were among the leaders in the portfolio during the 3rd quarter. Examples include Citrix Systems, Inc., Cognizant Technology Solutions Corporation and F5 Networks, Inc., all of which delivered better than expected earnings and solid share appreciation. In fact, while Technology was the most significant drag to performance during the 2nd quarter, it contributed the most to performance in the 3rd quarter.

Fiscal Year 3rd Quarter – Recap – end date January 31, 2014

Coming into 2013, few voices were heard predicting the best broad stock market gains since 1997, but that is exactly what happened.  Although we were more optimistic than many investors were twelve months ago, the market still exceeded our expectations for the year.

Admittedly, the market suffered from a severe case of the jitters in the 4th quarter of 2013 as the politicians in Washington temporarily shut the government down and the Fed made confusing comments about whether it would – or would not – begin the nervously anticipated “taper.” However, with the U.S. economy growing steadily and unemployment declining, investors ignored any bad news and pushed prices higher, making the 4th quarter the best performing quarter of 2013.

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Investors’ increasing infatuation with stocks was evidenced by the fact that the largest drawdown for the S&P 500® Index in 2013 was 6%, the smallest drawdown since 1995 and well below the 30+ year average annual maximum drawdown of about 15%.1  Also, any concerns that investors have been having about higher interest rates appear to have been soothed – at least for now – by the appointment of Janet Yellen as the Fed’s dovish new Chair and her indication of continued favorable interest rates by the Fed. When rates eventually do rise, if the Fed manages to maintain an orderly and gradual increase, the stock market should be able to handle it. Of course, if the economy begins to heat up unexpectedly, the Fed may have to abruptly change direction. In that case, all bets are off.

Stock prices increased much more rapidly than earnings did this past year, resulting in a multiple expansion. Nevertheless, stock valuations – as measured by Price to Earnings – are not high by historic measures. Furthermore, evidence suggests that there are several trillion(!) dollars of excess cash sitting on the sidelines in the U.S. and this is cash that may flow into equities, especially if bond returns remain anemic. So while we do not expect a repeat of 2013’s performance in the stock market, all this bodes well for decent equity returns in 2014.

We must point out that the market is overdue for a 5%-to -10% pullback so some sort of correction in the next quarter or two would not be surprising. In fact, we would welcome it as it would reduce some frothiness in the market. To paraphrase an old advertising slogan, “It would be the pause that refreshes.” However, assuming the economy and earnings continue to grow, the impact of such a pullback will likely be short-lived. The earning results for companies in 2013 demonstrated that investment and innovation are important and many companies will need to spend in order to “catch up” to their peers and remain competitive.

Fiscal Year 4th Quarter – Recap – end date April 30, 2014

Last quarter, we wrote: We must point out that the market is overdue for a 5% - to -10% pullback so some sort of correction in the next quarter or two would not be surprising.

The markets did, in fact pullback in late-January and early-February, but it was a relatively mild 5.8% pullback (S&P 500® Index) from which the markets quickly regained. In fact, for much of the first quarter, good economic numbers were followed by earnings that, for the most part, exceed expectations and resulted in generally positive market sentiment. However, as the quarter evolved, unprecedented bad weather across the country resulted in some lowered short-term expectations from companies and softer economic numbers, leading to fears that the economy was rolling over and that equity markets had peaked. Investors also needed to adjust to a new Fed Chairperson, Janet Yellen, and assess if Fed policy will change under her leadership. As the quarter came to a close, the Russian takeover of Crimea added geopolitical uncertainty to the mix.
____________

1	Source: Informa Investment Solutions.

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For the most part, the rhetoric and guidance from the companies we invest in became more positive this quarter. Many companies are investing in their business to take advantage of improving demand and opportunities. In fact, some of the most disappointing performance in our stocks came from companies whose management teams said that business conditions for their firms were improving to the extent that they were comfortable investing in future initiatives. These investments may lower earnings in the short-run, but will likely fuel future long-term growth. One key indicator we were concerned about over the last year had been the fact that businesses were more comfortable holding cash than investing in the future. If the economy is going to continue to improve and the jobs market is going to get better, business sentiment needs to get better. Growing capital investment by businesses is evidence to us that the economic climate is still improving.

Mother Nature doled out an unusually harsh winter nationwide, causing uncertainty about the economy’s true strength. An examination of the recent data is fairly indicative that the winter slowdown was a one-time weather-related event rather than the start of an economic downturn. Some of the notable recent positive data includes:

•Gross domestic product (GDP) had been revised up;

•Jobless claims are at a four month low;

•Two out of three confidence indicators have rebounded from the weather induced weakness;

•Leading economic indicators had a sharp move up.

So far, these indicate that the economy will likely be strengthening in the second half of 2014. Admittedly, it is possible to have a bear market without a recession, but we view this as a low probability event.

To be sure, we do need to keep an eye on a few negative items. Some things we are watching are:

•Russia’s aggressive actions in Crimea rattled the markets.

•The go-go stocks are being hit - perhaps not surprising given their recent runs.

•Margin debt is high. This in itself does not cause a bear market, but it does intensify the volatility in the market if investors get nervous.

•
Finally, ultra-short-term computer-driven high frequency trading has long been a frustration for long-term investors, but the recent headlines about the market being “rigged” have caused many short-term investors to run for cover. But this tooshall pass.

On balance, we decided to stay the course during the quarter and are looking to take advantage of market weakness to add companies to the growth portfolios at reduced valuations. Some companies in the portfolio may have experienced pullbacks at the end of the quarter, but like the economic indicators, they have not broken their long-term pricing uptrends. Our team continues to see significant opportunity in investing in companies which are established and emerging leaders in their respective markets.

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Closing comments

It was a year in which investors had very short attention spans dictated by the “Risk-On” versus “Risk-Off” nature of the market. The slightest bit of negative news would trigger a Risk-Off mode and investors would dump growth names that relied on earnings growth and an improving economy in favor of high-dividend value names or cash. Any hint of good news would flip the market to a Risk-On mentality and the process would reverse itself.

Furthermore, as mentioned above, there was a sharp rotation in sentiment away from Technology and Biotechnology growth names in March and the market hammered these stock prices based on unfounded concerns that the economy was stagnating. However, just a couple of short months later, consensus has now shifted to favor a pick-up in U.S. economic growth in the second half of 2014 and many of the beaten down names are bouncing back. In many ways, the risk now is underestimating the potential duration of this recovery. At this point, growth valuations do not seem unreasonable and recent data show that analysts are now becoming more optimistic about future earnings prospects.

Looking ahead, we continue to see attractive opportunities in several broad areas, notably: the ever-growing influence and impact of the internet on all areas of day-to-day life; wireless connectivity and mobile computing; 3-D printing devices and their potential to profoundly alter the way things are made; and the stabilization of the prices for raw materials and the positive impact it will have on manufacturers. Certain areas of Healthcare are strengthening now that Obamacare appears to be safe from repeal.

We believe a focus on companies with the ability to grow dividends and/or earnings will serve Logan Capital Large Cap Growth investors well in the coming quarters. As always, we will seek out the leaders in these areas in order to move the portfolio higher.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Mutual Fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested in the securities. The Funds may purchase and sell options on securities which may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Funds may purchase securities of companies that are offered pursuant to an IPO which may fluctuate considerably, may be

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subject to liquidity risk and could have a magnified impact on Fund performance.  By investing in other mutual funds and ETFs, the Funds will bear any share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds including brokerage costs.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

DEFINITIONS

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented  companies continue to reflect growth characteristics.

The S&P 500 Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends.

P/E is a price to earnings valuation ratio of a company’s current share price compared to its per-share earnings.

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Comparison of the change in value of a $10,000 investment in the
Logan Capital Large Cap Growth Fund – Investor Class and the
Russell 1000 Growth Total Return

		Since Inception
Total Return Periods ended April 30, 2014:	1 Year	(6/28/12)
Logan Capital Large Cap Growth Fund –
Investor Class (No Load)	20.28%	18.40%
Russell 1000 Growth Total Return	20.66%	22.45%
Total Annual Fund Operating Expenses: 1.50%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

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Comparison of the change in value of a $500,000 investment in the
Logan Capital Large Cap Growth Fund – Institutional Class and the
Russell 1000 Growth Total Return

		Since Inception
Total Return Periods ended April 30, 2014:	1 Year	(6/28/12)
Logan Capital Large Cap Growth Fund –
Institutional Class (No Load)	20.47%	18.73%
Russell 1000 Growth Total Return	20.66%	22.45%
Total Annual Fund Operating Expenses: 1.25%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $500,000 investment made in the Fund on June 28, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2014 (Unaudited)

Logan Capital Large Cap Growth Fund

Percentages represent market value as a percentage of net assets.

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SCHEDULE OF INVESTMENTS
at April 30, 2014

COMMON STOCKS – 99.6%	Shares	Value

Consumer Discretionary – 23.9%
Amazon.com, Inc. (a)	1,933	$587,884
BorgWarner, Inc.	3,508	217,987
Home Depot, Inc.	3,947	313,826
Netflix, Inc. (a)	1,673	538,773
Polaris Industries, Inc.	2,895	388,885
Priceline.com, Inc. (a)	496	574,244
Starbucks Corp.	7,331	517,715
Tiffany & Co.	2,860	250,221
TripAdvisor, Inc. (a)	2,700	217,998
Wynn Resorts Ltd.	1,564	318,884
		3,926,417

Consumer Staples – 4.3%
Estee Lauder Companies, Inc.	5,695	413,286
Monster Beverage Corp. (a)	4,502	301,454
		714,740

Energy – 1.4%
Halliburton Co.	3,644	229,827

Financials – 1.7%
CBRE Group, Inc. (a)	10,676	284,409

Health Care – 11.1%
Agilent Technologies, Inc.	4,981	269,173
AmerisourceBergen Corp.	5,373	350,212
Celgene Corp. (a)	1,993	292,991
Mettler-Toledo International, Inc. (a)	1,067	248,739
Perrigo Co. PLC (c)	2,602	376,926
Waters Corp. (a)	2,825	278,376
		1,816,417

Industrials – 16.5%
Cummins, Inc.	3,353	505,800
Deere & Co.	3,751	350,118
Flowserve Corp.	7,666	560,001
Jacobs Engineering Group, Inc. (a)	4,624	266,805
Middleby Corp. (a)	947	239,099

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2014

COMMON STOCKS – 99.6%	Shares	Value

Industrials – 16.5% (Continued)
Precision Castparts Corp.	2,243	$567,681
Stericycle, Inc. (a)	1,896	220,770
		2,710,274

Information Technology – 36.7%
Alliance Data Systems Corp. (a)	1,252	302,859
Amphenol Corp.	5,916	564,090
Apple, Inc.	1,180	696,307
Avago Technologies Ltd.	3,611	229,298
Citrix Systems, Inc. (a)	5,701	338,126
Cognizant Technology Solutions – Class A (a)	7,354	352,293
F5 Networks, Inc. (a)	2,125	223,486
Fleetcor Technologies, Inc. (a)	2,786	317,966
Google, Inc. (a)	384	202,237
Google, Inc. – Class A (a)	384	205,394
Intuit, Inc.	3,130	237,098
Mastercard, Inc.	7,098	522,058
NCR Corp. (a)	8,146	248,534
NetApp, Inc.	7,259	258,493
NXP Semiconductors NV (a)(c)	4,643	276,816
Oracle Corp.	7,290	298,015
Qualcomm, Inc.	3,910	307,756
3D Systems Corp. (a)	4,453	210,805
Trimble Navigation Ltd. (a)	6,120	235,192
		6,026,823

Materials – 4.0%
Airgas, Inc.	2,276	241,848
Sherwin-Williams Co.	2,078	415,268
		657,116
TOTAL COMMON STOCKS (Cost $13,789,648)		16,366,023

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2014

SHORT-TERM INVESTMENTS – 0.8%	Shares	Value

MONEY MARKET FUNDS – 0.8%
Fidelity Government Portfolio –
Class I, 0.01% (b)	136,055	$136,055
TOTAL SHORT-TERM INVESTMENTS
(Cost $136,055)		136,055
TOTAL INVESTMENTS (Cost $13,925,703) – 100.4%		16,502,078
Liabilities in Excess of Other Assets – (0.4)%		(76,921)
TOTAL NET ASSETS – 100.00%		$16,425,157

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of April 30, 2014.
(c)	U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2014

Assets:
Investments, at value (cost of $13,925,703)	$16,502,078
Receivables:
Dividends and interest	3,133
Advisor	105
Prepaid expenses	3,970
Total assets	16,509,286

Liabilities:
Payables:
Administration fee	27,074
Distribution fees	9,554
Service fees	1,357
Custody fees	3,516
Transfer agent fees and expenses	11,153
Accrued expenses and other payables	31,475
Total liabilities	84,129
Net assets	$16,425,157

Net assets consist of:
Paid in capital	$13,864,548
Accumulated net investment loss	(37,883)
Accumulated net realized gain on investments	22,117
Net unrealized appreciation on:
Investments	2,576,375
Net assets	$16,425,157

Investor Class:
Net assets applicable to outstanding Investor Class shares	$4,143,543
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	303,744
Net asset value and redemption price per share	$13.64

Institutional Class:
Net assets applicable to outstanding Institutional Class shares	$12,281,614
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	895,553
Net asset value, offering price and redemption price per share	$13.71

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS
For the Year Ended April 30, 2014

Investment income:
Dividends (net of foreign taxes withheld of $0)	$103,960
Interest	22
Total investment income	103,982

Expenses:
Investment advisory fees (Note 5)	87,485
Administration fees (Note 5)	82,846
Distribution fees (Note 6)
Distribution fees – Investor Class	8,283
Distribution fees – Institutional Class	—
Service fees (Note 7)
Service fees – Investor Class	3,313
Service fees – Institutional Class	10,146
Transfer agent fees and expenses	34,354
Federal and state registration fees	5,486
Audit fees	19,428
Compliance expense	12,249
Legal fees	6,415
Trustees’ fees and expenses	5,001
Custody fees	10,745
Other	8,230
Total expenses before reimbursement from advisor	293,981
Expense reimbursement from advisor (Note 5)	(117,458)
Net expenses	176,523
Net investment loss	(72,541)

Realized and unrealized gain (loss) on investments:
Net realized gain on transactions from:
Investments	100,155
Net change in unrealized gain on:
Investments	2,174,364
Net realized and unrealized gain on investments	2,274,519
Net increase in net assets resulting from operations	$2,201,978

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	April 30, 2014	April 30, 2013*
Operations:
Net investment loss	$(72,541)	$(12,396)
Net realized gain (loss) on investments	100,155	(49,865)
Net change in unrealized appreciation
on investments	2,174,364	402,011
Net increase in net assets
resulting from operations	2,201,978	339,750

Capital Share Transactions:
Proceeds from shares sold
Investor class shares	2,067,494	1,636,026
Institutional class shares	5,250,000	5,065,000
Cost of shares redeemed
Investor class shares	(135,394)	(30)
Institutional class shares	—	—
Redemption fees retained
Investor class shares	333	—
Institutional class shares	—	—
Net increase in net assets from
capital share transactions	7,182,433	6,700,996
Total increase in net assets	9,384,411	7,040,746

Net Assets:
Beginning of period	7,040,746	—
End of period	$16,425,157	$7,040,746
Accumulated net investment loss	$(37,883)	$(12,139)
Changes in Shares Outstanding:
Shares sold
Investor class shares	163,993	149,881
Institutional class shares	426,161	469,392
Shares redeemed
Investor class shares	(10,127)	(3)
Institutional class shares	—	—
Net increase in shares outstanding	580,027	619,270

*	The Logan Capital Large Cap Growth Fund commenced operations on June 28, 2012.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Investor Class
	For the	June 28, 2012
	Year Ended	through
	April 30, 2014	April 30, 2013*
Net Asset Value – Beginning of Period	$11.34	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.07)	(0.02)
Net realized and unrealized
gain (loss) on investments	2.37	1.36
Total from investment operations	2.30	1.34
Net Asset Value – End of Period	$13.64	$11.34

Total Return	20.28%	13.40	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$4,143	$1,700
Ratio of operating expenses
to average net assets:
Before reimbursements	2.35%	9.91	%^
After reimbursements	1.50%	1.50	%^
Ratio of net investment income (loss) to
average net assets:
Before reimbursements	(1.58)%	(9.10	)%^
After reimbursements	(0.73)%	(0.69	)%^
Portfolio turnover rate	15%	14	%+

*	Commencement of operations for Investor Class shares was June 28, 2012.
+	Not Annualized.
^	Annualized.

The accompanying notes are an integral part of these financial statements.

19

FINANCIAL HIGHLIGHTS (Continued)

For a capital share outstanding throughout the period

Institutional Class
	For the	June 28, 2012
	Year Ended	through
	April 30, 2014	April 30, 2013*
Net Asset Value – Beginning of Period	$11.38	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	2.38	1.40
Total from investment operations	2.33	1.38
Net Asset Value – End of Period	$13.71	$11.38

Total Return	20.47%	13.80	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$12,282	$5,340
Ratio of operating expenses to average net assets:
Before reimbursements	2.13%	7.44	%^
After reimbursements	1.25%	1.25	%^
Ratio of net investment income (loss) to
average net assets:
Before reimbursements	(1.36)%	(6.73	)%^
After reimbursements	(0.48)%	(0.54	)%^
Portfolio turnover rate	15%	14	%+

*	Commencement of operations for Institutional Class shares was June 28, 2012.
+	Not Annualized.
^	Annualized.

The accompanying notes are an integral part of these financial statements.

20

NOTES TO FINANCIAL STATEMENTS
April 30, 2014

NOTE 1 – ORGANIZATION

The Logan Capital Large Cap Growth Fund (the “Large Cap Growth” Fund) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The investment objective of the Large Cap Growth Fund is long-term capital appreciation.  The Large Cap Growth Fund commenced operations on June 28, 2012 and offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken on returns filed for the open tax year ended 2013, or expected to be taken in the Fund’s 2014 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is

21

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

determined in accordance with federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds proportionately based on allocation methods approved by the Board of Trustees (the “Board”).

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees:  The Large Cap Growth Fund charges a 1% redemption fee to shareholders who redeem shares held for 180 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Options Transactions:  The Fund may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security

22

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked-to-market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

G.
Leverage and Short Sales:  The Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

H.	Mutual Fund and ETF Trading Risk: The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs. ETFs are

23

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear their proportionate share of the costs.

I.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended April 30, 2014, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Large Cap Growth Fund	$46,797	$(28,049)	$(18,748)

J.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of April 30, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

24

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign- issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Fund and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term securities having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

25

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Large Cap Growth Fund’s securities as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$3,926,417	$—	$—	$3,926,417
Consumer Staples	714,740	—	—	714,740
Energy	229,827	—	—	229,827
Financials	284,409	—	—	284,409
Health Care	1,816,417	—	—	1,816,417
Industrials	2,710,274	—	—	2,710,274
Information Technology	6,026,823	—	—	6,026,823
Materials	657,116	—	—	657,116
Total Common Stock	16,366,023	—	—	16,366,023
Short-Term Investments	136,055	—	—	136,055
Total Investments in Securities	$16,502,078	$—	$—	$16,502,078

Transfers between levels are recognized at the end of the reporting period.  During the year ended April 30, 2014, the Fund recognized no transfers between levels.  There were no level 3 securities held in the Fund on April 30, 2014.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  During the year ended April 30, 2014, the Fund did not hold any derivative instruments.

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended April 30, 2014, Logan Capital Management, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.65% for the Large Cap Growth Fund based upon the average daily net assets of the Fund.  For the year ended April 30, 2014, the Large Cap Growth Fund incurred $87,485 in advisory fees.  Advisory fees payable at April 30, 2014 for the Large Cap Growth Fund were $0.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that

26

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Logan Capital Large Cap Growth Fund

Investor Class	1.50%
Institutional Class	1.25%

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligations are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended April 30, 2014, the Advisor reduced its fees and absorbed Fund expenses in the amount of $117,458 for the Large Cap Growth Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	2016	2017	Total
Large Cap Growth Fund	$144,336	$117,458	$261,794

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended April 30, 2014, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:
Logan Capital Large Cap Growth Fund

Administration & fund accounting	$82,846
Custody	$10,745
Transfer agency(a)	$29,999
Chief Compliance Officer	$12,249
(a)	Does not include out-of-pocket expenses.

At April 30, 2014, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

27

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

Logan Capital Large Cap Growth Fund

Administration & fund accounting	$27,074
Custody	$ 3,516
Transfer agency(a)	$ 9,893
Chief Compliance Officer	$ 3,973
(a)	Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended April 30, 2014, the Large Cap Growth Fund incurred distribution expenses on its Investor Class shares of $8,283.

NOTE 7 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Large Cap Growth Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor Class and Institutional Class shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may

28

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

reasonably request.  For the year ended April 30, 2014, the Fund incurred, under the Agreement, shareholder servicing fees as follows:

Logan Capital Large Cap Growth Fund

Investor Class	$ 3,313
Institutional Class	$10,146

NOTE 8 – SECURITIES TRANSACTIONS

For the year ended April 30, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Large Cap Growth Fund	$9,173,497	$1,918,087

There were no purchases or sales of long-term U.S. Government securities.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

Large Cap
Growth Fund
Cost of investments	$13,925,703
Gross unrealized appreciation	2,845,458
Gross unrealized depreciation	(269,083)
Net unrealized appreciation	2,576,375
Undistributed ordinary income	—
Undistributed long-term capital gain	22,117
Total distributable earnings	22,117
Other accumulated gains/(losses)	(37,883)
Total accumulated earnings/(losses)	$2,560,609

At April 30, 2014, the Large Cap Growth Fund had no tax basis capital losses to offset future capital gains.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

29

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

The tax character of distributions paid during 2014 and 2013 was as follows:

	Year Ended	Period Ended
	April 30, 2014	April 30, 2013
Large Cap Growth Fund
Ordinary income	$—	$—
Long-term capital gains	$—	$—

At April 30, 2014, the fund deferred, on a tax basis, post-October losses of:

Late Year Ordinary
Loss Deferral
$37,883

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Logan Capital Funds

We have audited the accompanying statement of assets and liabilities of Logan Capital Large Cap Growth Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of April 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period June 28, 2012 (commencement of operations) to April 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Logan Capital Large Cap Growth Fund as of April 30, 2014, the result of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period June 28, 2012 to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 26, 2014

31

EXPENSE EXAMPLE
April 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from November 1, 2013 to April 30, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32

EXPENSE EXAMPLE (Continued)
April 30, 2014 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/13	4/30/2014	11/1/13 – 4/30/2014
Actual
Investor Class	$1,000.00	$1,036.50	$7.57
Institutional Class	$1,000.00	$1,037.80	$6.32
Hypothetical (5% return
before expenses)
Investor Class	$1,000.00	$1,017.36	$7.50
Institutional Class	$1,000.00	$1,018.60	$6.26

(1)
Expenses are equal to the Investor Class and Institutional Class fund shares’ annualized expense ratios of 1.50% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

33

NOTICE TO SHAREHOLDERS
at April 30, 2014 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-215-1200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2013

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-215-1200.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-215-1200.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-215-1200 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

34

MANAGEMENT
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	5	Trustee,
(age 67)		term since	Gamma Delta		Advisors
615 E. Michigan Street		March 2014.	Housing		Series Trust
Milwaukee, WI 53202			Corporation		(for series
			(collegiate housing		not affiliated
			management) (2012		with the
			to present); Trustee		Funds);
			and Chair (2000 to		Independent
			2012), New		Trustee from
			Covenant Mutual		1999 to
			Funds (1999-2012);		2012, New
			Director and Board		Covenant
			Member, Alpha		Mutual
			Gamma Delta		Funds.
Foundation
(philanthropic
organization) (2005
to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	5	Trustee,
(age 77)		term since	Financial		Advisors
615 E. Michigan Street		February	Consultant and		Series Trust
Milwaukee, WI 53202		1997.	former Executive		(for series
			Vice President and		not affiliated
			Chief Operating		with the
			Officer of ICI		Funds);
			Mutual Insurance		Trustee, The
			Company (until		Forward
			January 1997).		Funds (31
portfolios).

35

MANAGEMENT (Continued)
(Unaudited)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

George J. Rebhan	Trustee	Indefinite	Retired; formerly	5	Trustee,
(age 79)		term since	President, Hotchkis		Advisors
615 E. Michigan Street		May 2002.	and Wiley Funds		Series Trust
Milwaukee, WI 53202			(mutual funds)		(for series
			(1985 to 1993).		not affiliated
with the
Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	5	Trustee,
(age 74)		term since	Senior Vice		Advisors Series
615 E. Michigan Street		February	President, Federal		Trust (for series
Milwaukee, WI 53202		1997.	Home Loan Bank		not affiliated
			of San Francisco.		with the Funds).

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite term	President, CEO,	5	Trustee,
(age 66)	Trustee	since	U.S. Bancorp		Advisors Series
615 E. Michigan Street		September	Fund Services,		Trust (for series
Milwaukee, WI 53202		2008.	LLC (May 1991		not affiliated
			to present).		with the Funds).

Officers
Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 66)	and Chief	term since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 46)	and	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

36

MANAGEMENT (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 52)	and	term since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 42)	Treasurer	term since	Administration,U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 43)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 56)	President,	term since	LLC (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
and AML
Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 48)		term since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		June 2007.
Milwaukee, WI 53202

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)
As of April 30, 2014, the Trust is comprised of 45 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-467-4632.

37

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited)

Logan Capital Large Cap Growth Fund
Logan Capital Long/Short Fund
Logan Capital International Fund
Logan Capital Small Cap Growth Fund
Logan Capital Large Cap Core Fund

At a meeting held on December 3-5, 2013, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Logan Capital Management, Inc. (the “Advisor”) for another annual term for the Logan Capital Large Cap Growth Fund, Logan Capital Long/Short Fund, Logan Capital International Fund,  Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund (collectively, the “Funds”).  In addition, the Board considered and approved the continuance of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Logan Capital Long/Short Fund with Waterloo International Advisers, LLC (the “Sub-Advisor”) for another annual term.  At this meeting, and at a prior meeting held on October 24, 2013, the Board received and reviewed substantial information regarding the Funds, the Advisor, the Sub-Advisor, and the services provided by the Advisor and Sub-Advisor to the Funds under the Advisory Agreement and Sub-Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement and Sub-Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent, and quality of the Advisor’s overall services provided to the Funds as well as its responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered its knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s risk management process.  The Board took into account the oversight responsibilities of the Advisor over the Sub-Advisor both in terms of investments as well as compliance monitoring.  The Board also considered the specific role of the Sub-Advisor in directly managing a portion of the Logan Capital Long/Short Fund’s portfolio.

38

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board concluded that the Advisor and Sub-Advisor had the quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and Sub-Advisory Agreement, respectively, and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds (as applicable) as of August 31, 2013 on both an absolute basis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar.  The Board considered that each Fund was relatively new, with less than two years of performance information and that the Logan Capital International Fund, the Logan Capital Small Cap Growth Fund, and the Logan Capital Large Cap Core Fund had each not yet commenced operations.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Funds, as well as each Fund’s level of risk tolerance, may differ significantly from funds in the peer group universe.  Additionally, the Board also noted that the Advisor was continuing to monitor the Sub-Advisor’s performance.

Logan Capital Large Cap Growth Fund.  The Board noted that the Logan Capital Large Cap Growth Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the  one-year period and below its peer group average but above its peer group median for the since inception period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the one-year period and slightly below its peer group median and average for the since inception period.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

Logan Capital Long/Short Fund.  The Board noted that the Logan Capital Long/Short Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median and average for the since inception period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median and average for the since inception period.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

39

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of each Fund.  The Board reviewed information as to fees and expenses of advisors and funds within the relevant Lipper peer funds as well as fees charged by the Advisor to other similarly managed accounts.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Logan Capital Large Cap Growth Fund. The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Large Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Institutional Class was above the peer group median and below the peer group average and that the total expense ratio for the Investor Class was above both the peer group median and average. Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class was below the peer group median and average while the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was the same as the peer group median and slightly below the peer group average.  Additionally, when adjusted to include only funds with similar asset sizes, the advisory fee was in line with the peer group median and below the peer group average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the Advisor received no advisory fees from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in-line with the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Long/Short Fund. The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Long/Short Fund of 2.50% for the Investor Class and 2.25% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s total expense ratio for the Investor Class was above the peer group median and average. Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Investor Class was above the

40

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

peer group median and average.  The Board also noted that the contractual advisory fee was above the peer group median and average.  Additionally, when adjusted to include only funds with similar asset sizes, the advisory fee was above the peer group median and peer group average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the Advisor received no advisory fees from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in-line with the fees charged to the Advisor’s separately managed account clients.  In reviewing the sub-advisory fee, the Board was mindful that the sub-advisory fee was paid by the Advisor out of its advisory fee and not directly by the Fund and that the fee rate was the result of arms-length negotiations between the Advisor and the Sub-Advisor.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital International Fund. The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital International Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s estimated total expense ratio for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was above the peer group median and average.  The Board found that the management fees expected to be charged to the Fund were in-line with the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Small Cap Growth Fund. The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Small Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for the Institutional Class was below the peer group median and average and that the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was below the peer group median and below the peer group average.  The Board found that the management fees expected to be charged to the Fund were in-line with the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Large Cap Core Fund. The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Large Cap Core Fund of 1.50% for the Investor Class and 1.25% for the

41

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was above the peer group median and peer group average.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees expected to be charged to the Fund were in-line with the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Funds grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the Expense Caps.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees received from the Funds and “soft dollar” benefits that may be received in exchange for Fund brokerage.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement and Sub-Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Logan Capital Large Cap Growth Fund, Logan Capital Long/Short Fund, Logan Capital International Fund, Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund and the Sub-Advisory Agreement for the Logan Capital Long/Short Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory and sub-advisory arrangements with the Advisor, including the advisory and sub-advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds and the Sub-Advisory Agreement for the Logan Capital Long/Short Fund would be in the best interest of each Fund and its shareholders.

42

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

43

Investment Advisor
Logan Capital Management, Inc.
Six Coulter Avenue, Suite 2000
Ardmore, PA  19003

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 215-1200

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

LOGAN CAPITAL FUNDS

Logan Capital Long/Short Fund

Annual Report
April 30, 2014

Table of Contents

Letter to Shareholders	3
Investment Highlights	8
Sector Allocation of Portfolio Assets	9
Schedule of Investments	10
Schedule of Securities Sold Short	13
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Expense Example	31
Notice to Shareholders	33
Management	34
Approval of Investment Advisory and Sub-Advisory Agreements	37
Privacy Notice	43

Dear Shareholders,

We are pleased to provide you with the Logan Capital Long/Short Fund (“Fund”) Annual Letter for the twelve month period ending April 30, 2014.

Logan Capital Long/Short Fund

For the fiscal year ending April 30, 2014, the Logan Long/Short Mutual Fund returned 11.84% compared to the Standard and Poors Total Return Index which returned 20.44%

Long/short equity strategies were first introduced in 1947 by Alfred Winslow Jones. He believed that a fundamental investor could combine two techniques: buying stocks while simultaneously selling short other stocks.  Jones called this strategy a “Hedged Fund” not a “Hedge Fund” because he believed that being hedged was what defined the strategy. Historically, there are two main objectives of short selling. Short positions attempt to reduce portfolio volatility and lessen drawdowns during market declines by hedging long positions. In addition, short positions can act as a standalone profit center that is additive to overall performance.

Buoyant markets do not generally create conditions where long/short portfolios are likely to outperform broader equity indexes. This was the case in the first six months of the Fund’s fiscal year as Logan Capital Long/Short Fund (LGNMX) was weighted down by generally disappointing performance in our short positions. Short selling is an inherently difficult endeavor, but we also firmly believe it is a critical tool that helps a portfolio achieve above-average returns with below-average volatility over a market cycle.

In sum, short exposure can dampen downside volatility in market downturns and has the potential to contribute to overall performance even during modest market up-legs. In a persistently strong market, however, it is difficult to make money on the short side and the goal becomes to minimize the damage from shorts by remaining extremely vigilant in choosing which companies to short and applying sound risk controls when we are wrong.

The Fund tends to be short mostly small- and mid-cap growth companies exhibiting deceleration in sales, deteriorating working capital, earnings quality issues, and/or negative estimate revisions by Wall Street analysts. There are years where the market averages can rise, yet it is still possible to achieve profitability through short selling. This is best achieved when market advances are narrow or when there is ebb and flow to the market.  For the first six months of the fiscal year, market breadth was quite strong and investors were extremely tolerant of revenue misses, negative forward guidance, and earnings quality issues so long as earnings upside relative to current expectations in the quarter were achieved.

The prevalence of non-Generally Accepted Accounting Practices (GAAP) earnings per share (“EPS”) as an accepted metric has also helped companies avoid misses by allowing a company to exclude whatever it chooses.  Investors’ increasing infatuation with stocks was evidenced by the fact that the largest drawdown for the S&P 500® Index in 2013 was 6%. That compares to an average yearly maximum drawdown since 1980 of about 15%, and it was the smallest yearly drawdown since 1995’s 3% maximum drawdown.1
____________
1 Source:  Informa Investment Solutions.

Because we view short selling as an important part of the Fund, it never crosses our mind to abandon short selling and wait for a bear market. Rather, we try and make tactical adjustments while staying true to our overall methodology. After evaluating our short performance for the first half, we concluded that we were taking too many large losses in a small number of high conviction names. It had been our past experience that in a broadly advancing market, it was good practice to maintain larger positions in a more concentrated short portfolio; thereby, through superior selection, our short positions could avoid the broad headwinds of a bull market. Unfortunately, this approach has not been nearly as effective recently.

It is our job as managers to make adjustments when necessary while still maintaining true to our strategy. In that vein, beginning in September 2013, we started to size most of our short positions at approximately 1% to 2% of the portfolio instead of overweighting certain positions over others. This reduces individual company risk when a position goes against us. We also began to cover losing short positions more quickly. The overall performance of the Fund, especially in short selling, significantly improved in the last six months of the fiscal year and we believe part of this improvement is directly attributable to the tactical changes we made.

Logan Capital Long/Short Fund generally maintains a fully invested long portfolio that is comprised of 40% large cap value stocks and 60% mid-to-large cap growth stocks. Our value stocks had a positive contribution to absolute performance in the first half of the fiscal year, but could not keep pace with the S&P 500 Index as the index also includes sexier growth stocks. In the second half of the fiscal year, however, investors increasingly became more defensive and sought out companies with a decent dividend yield and less sensitivity to sluggish economic conditions. Our value portfolio benefited from this shift in sentiment. The two tables below show the differences in value securities during the first and second halves of the year.

Three best performing Value securities first half of the fiscal year

		Average	Total	Contribution
Ticker	Name	Weight	Return	to Return
GE	General Electric Company	3.95	19.15	0.72
DD	E.I. du Pont de Nemours and Company	4.23	14.05	0.52
JNJ	Johnson & Johnson	2.11	10.30	0.20
Source:  Factset

Three worst performing Value securities first half of the fiscal year

		Average	Total	Contribution
Ticker	Name	Weight	Return	to Return
PM	Philip Morris International Inc.	3.77	-4.84	-0.24
MCD	McDonald’s Corporation	3.86	-3.98	-0.19
MRK	Merck & Co., Inc.	1.95	-2.33	-0.05
Source:  Factset

Three best performing Value securities second half of the fiscal year

		Average	Total	Contribution
Ticker	Name	Weight	Return	to Return
MRK	Merck & Co., Inc.	2.43	32.09	0.70
RDS.B	Royal Dutch Shell Plc
	Sponsored ADR Class B	4.04	24.85	0.95
DD	E.I. du Pont de Nemours and Company	4.13	11.60	0.49
Source:  Factset

Three worst performing Value securities second half of the fiscal year

		Average	Total	Contribution
Ticker	Name	Weight	Return	to Return
PM	Philip Morris International Inc.	3.71	-1.95	-0.09
JNJ	Johnson & Johnson	0.56	0.13	0.00
T	AT&T Inc.	3.81	1.25	0.05
Source:  Factset

In our growth portfolio, which performed well in this fiscal year, especially in the first half of the fiscal year, we continue to see attractive opportunities in several broad areas, notably: the ever-growing influence and impact of the internet on all areas of day-to-day life; wireless connectivity and mobile computing; an improving environmental climate in Europe and the resulting increase in consumer demands; and the stabilization of the prices for raw materials and the positive impact it will have on manufacturers. As always, we will seek out the leaders in these areas in order to move the growth portfolio higher.

Three best performing Growth securities first half of the fiscal year

		Average	Total	Contribution
Ticker	Name	Weight	Return	to Return
DDD	3D Systems Corporation	1.76	62.76	0.88
MIDD	Middleby Corporation	2.15	52.19	0.95
PCLN	Priceline Group Inc.	2.08	51.41	0.93
Source:  Factset

Three worst performing Growth securities first half of the fiscal year

		Average	Total	Contribution
Ticker	Name	Weight	Return	to Return
CTXS	Citrix Systems, Inc.	0.88	-8.66	-0.08
RL	Ralph Lauren Corporation Class A	1.64	-8.34	-0.17
DE	Deere & Company	1.49	-7.22	-0.12
Source:  Factset

Three best performing Growth securities second half of the fiscal year

		Average	Total	Contribution
Ticker	Name	Weight	Return	to Return
NXPI	NXP Semiconductors NV	1.99	41.48	0.73
AVGO	Avago Technologies Limited	1.50	41.03	0.55
FFIV	F5 Networks, Inc.	1.26	28.99	0.31
Source:  Factset

Three worst performing Growth securities second half of the fiscal year

		Average	Total	Contribution
Ticker	Name	Weight	Return	to Return
ULTA	Ulta Salon, Cosmetics & Fragrance, Inc.	1.09	-31.93	-0.52
DDD	3D Systems Corporation	1.71	-14.93	0.21
SBUX	Starbucks Corporation	1.28	-12.27	-0.18
Source:  Factset

The market finally pulled back in early calendar 2014, but it was a relatively mild 5.8% pullback (S&P 500 Index) from which the senior market averages subsequently quite quickly regained. However, as the quarter evolved, unprecedented bad weather across the country resulted in some lowered short-term expectations from companies and softer economic numbers, leading to fears that the economy was rolling over. Investors have generally behaved more skittishly both in reaction to macro events as well as to earnings and/or revenue disappointments. In March, the stock market, as reflected by the S&P 500 index became choppier and as a result, we reduced our net exposure (from 76.7% net long to 62.5% net long).

In April, we further reduced our net exposure (to 59% net long) as market choppiness lingered.  We actually reduced our short exposure in individual stocks by around 7% as some short positions became oversold, but we more than offset this reduction by adding an approximately 10% index short. We will occasionally use index shorts to supplement our short portfolio if the market breadth is bad but many short candidates have already declined substantially and we believe that they are too oversold to short. The Fund eked out a small gain in April, a difficult month to navigate due to market whips up and down throughout the month.

Looking forward, we believe that market conditions are likely to be choppier than the past 12 months. This is hardly a bold prediction given that volatility was extremely tame in the fiscal year. We believe that such an environment will be conducive to our strategy. To be clear, while short selling is an important component to our strategy, our Fund is still always net long and in fact, our gross long exposure is almost always close to 100%. Net exposure is the difference between a fund’s long positions and its short positions. If 100% of our Fund is long and 35% is short, the Fund’s gross exposure is 135% (100%+35%), the gross long exposure is 100%, the gross short exposure is 35% and the net exposure is 65% long (100%-35%). Therefore, we do not manage the Fund hoping for a bear market.

We deal with the market that is presented to us. Ideally, a market that ebbs and flows and which allows us to be profitable in both our longs and in our shorts. Historically, markets do frequently ebb and flow and when this environment prevails, we believe investors will come to appreciate the merits of a sound long/short strategy.

Mutual Fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in the securities.  The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs. The Fund may purchase and sell options on securities which may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may purchase securities of companies that are offered pursuant to an IPO which may fluctuate considerably, may be subject to liquidity risk and could have a magnified impact on Fund performance. By investing in other mutual funds and ETFs, the Fund will bear any share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds including brokerage costs.

Fund holdings are subject to change and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

DEFINITIONS

The S&P 500 Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends.

EPS is the portion of the company’s profit allocated to each share of common stock. Earnings per share serves as an indicator of a company’s profitability.

Comparison of the change in value of a $10,000 investment in the
Logan Capital Long/Short Fund – Investor Class, the
S&P 500 Total Return and the Morningstar Long/Short Equity Index

		Since Inception
Total Return Periods ended April 30, 2014:	1 Year	(9/28/12)
Logan Capital Long/Short Fund (No Load)	11.84%	8.06%
S&P 500 Total Return	20.44%	20.98%
Morningstar Long/Short Equity Index	7.09%	6.79%
Total Annual Fund Operating Expenses: 2.50%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on September 28, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The S&P 500 is an unmanaged index of common stocks comprised of major companies and assumes reinvestment of dividends.

The Morningstar Long/Short Equity Index holds sizeable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange-traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2014 (Unaudited)

Logan Capital Long/Short Fund

Percentages represent market value as a percentage of net assets.

SCHEDULE OF INVESTMENTS
at April 30, 2014

COMMON STOCKS – 99.1%	Shares	Value

Consumer Discretionary – 17.1%
DIRECTV (a)(d)	1,512	$117,331
Home Depot, Inc. (d)	1,219	96,923
LKQ Corp. (a)(d)	2,166	63,074
McDonald’s Corp. (d)	2,565	260,040
Nike, Inc. (d)	1,457	106,288
Priceline.com, Inc. (a)(d)	109	126,195
Scripps Networks Interactive, Inc. – Class A (d)	894	67,113
Starbucks Corp. (d)	1,012	71,467
Tractor Supply Co. (d)	1,502	100,994
Ulta Salon, Cosmetics & Fragrance, Inc. (a)(d)	666	58,415
		1,067,840

Consumer Staples – 4.5%
Pepsico, Inc. (d)	425	36,503
Philip Morris International, Inc. (d)	2,892	247,064
		283,567

Energy – 9.9%
Chevron Corp. (d)	2,015	252,923
FMC Technologies, Inc. (a)(d)	1,361	77,169
Royal Dutch Shell PLC – ADR (c)(d)	3,394	287,302
		617,394

Financials – 5.3%
Affiliated Managers Group (a)(d)	551	109,208
CBRE Group, Inc. (a)(d)	4,505	120,013
T. Rowe Price Group, Inc. (d)	1,267	104,059
		333,280

Health Care – 11.0%
Actavis PLC (a)(c)(d)	462	94,400
Biogen Idec, Inc. (a)(d)	318	91,304
GlaxoSmithKline PLC – ADR (c)(d)	2,962	164,006
Merck & Co., Inc. (d)	3,077	180,190
Pfizer, Inc. (d)	5,020	157,026
		686,926

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2014

COMMON STOCKS – 99.1%	Shares	Value

Industrials – 16.2%
Caterpillar, Inc. (d)	761	$80,209
Chicago Bridge & Iron Co. NV (c)(d)	918	73,504
CSX Corp. (d)	3,073	86,720
Cummins, Inc. (d)	762	114,948
Deere & Co. (d)	914	85,312
General Electric Co. (d)	9,044	243,193
Middleby Corp. (a)(d)	514	129,775
Precision Castparts Corp. (d)	435	110,094
Wabtec Corp. (d)	1,232	91,846
		1,015,601

Information Technology – 23.1%
Apple, Inc. (d)	232	136,901
Avago Technologies Ltd. (d)	1,670	106,045
Cognizant Technology Solutions – Class A (a)(d)	1,992	95,427
Facebook, Inc. (a)(d)	1,565	93,556
F5 Networks, Inc. (a)(d)	954	100,332
Fiserv, Inc. (a)(d)	1,942	118,035
Google, Inc. (a)(d)	78	41,079
Google, Inc. – Class A (a)(d)	78	41,721
Intel Corp. (d)	9,882	263,751
IPG Photonics Corp. (a)(d)	1,355	87,574
Mastercard, Inc. (d)	1,555	114,370
NXP Semiconductors NV (a)(c)(d)	2,423	144,459
Oracle Corp. (d)	2,478	101,301
		1,444,551

Materials – 7.9%
Airgas, Inc. (d)	851	90,427
Ecolab, Inc. (d)	681	71,260
E.I. du Pont De Nemours & Co. (d)	3,442	231,715
Sherwin-Williams Co. (d)	514	102,718
		496,120

Telecommunication Services – 4.1%
AT&T, Inc. (d)	7,214	257,539
TOTAL COMMON STOCKS (Cost $5,241,952)		6,202,818

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2014

REITS – 1.2%	Shares	Value

Public Storage (d)	446	$78,277
TOTAL REITS (Cost $65,133)		78,277

SHORT-TERM INVESTMENTS – 12.8%

MONEY MARKET FUNDS – 12.8%
Fidelity Government Portfolio – Class I, 0.01% (b)(d)	798,775	798,775
TOTAL SHORT-TERM INVESTMENTS
(Cost $798,775)		798,775
TOTAL INVESTMENTS (Cost $6,105,860) – 113.1%		7,079,870
Liabilities in Excess of Other Assets – (13.1)%		(819,467)
TOTAL NET ASSETS – 100.00%		$6,260,403

Percentages are stated as a percent of net assets.

ADR – American  Depositary Receipt
(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of April 30, 2014.
(c)	U.S. traded security of a foreign issuer or corporation.
(d)	ll or a portion of the security has been segregated for open short positions in the amount of $7,079,870.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT
at April 30, 2014

COMMON STOCKS – 32.9%	Shares	Value

Consumer Discretionary – 9.0%
Cabela’s, Inc.	1,700	$111,537
Dollar Tree, Inc.	1,900	98,933
Guess, Inc.	3,000	80,730
Lumber Liquidators Holdings, Inc.	1,000	87,160
Sally Beauty Holdings, Inc.	3,500	95,935
Urban Outfitters, Inc.	2,500	89,138
		563,433

Consumer Staples – 3.6%
Energizer Holdings, Inc.	1,170	130,677
J.M. Smucker Co.	1,000	96,680
		227,357

Health Care – 5.8%
Healthways, Inc.	6,000	108,000
Mindray Medical International Ltd. – ADR (a)	4,000	132,240
ResMed, Inc.	2,500	124,625
		364,865

Industrials – 6.2%
Beacon Roofing Supply, Inc.	2,000	71,160
Cubic Corp.	1,500	71,145
Navigant Consulting, Inc.	4,500	75,600
United Stationers, Inc.	2,500	93,825
W.W. Grainger, Inc.	300	76,320
		388,050

Information Technology – 8.3%
International Business Machines Corp.	900	176,823
Motorola Solutions, Inc.	1,500	95,370
National Instruments Corp.	3,000	81,930
NIC, Inc.	3,000	55,020
Rofin-Sinar Technologies, Inc.	5,000	111,000
		520,143
TOTAL COMMON STOCKS (Proceeds $2,090,869)		2,063,848

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at April 30, 2014

EXCHANGE-TRADED FUNDS – 9.1%	Shares	Value
SPDR S&P 500 ETF	3,008	$566,797
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $558,507)		566,797
TOTAL SECURITIES SOLD SHORT
(Proceeds $2,649,376) – 42.0%		$2,630,645

Percentages are stated as a percent of net assets.

ADR – American  Depositary Receipt
(a)	U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2014

Assets:
Investments, at value (cost of $6,105,860)	$7,079,870
Deposits at brokers	1,579,525
Receivables:
Securities sold	637,610
Dividends and interest	3,946
Advisor	6,685
Prepaid expenses	5,962
Total assets	9,313,598

Liabilities:
Securities sold short (proceeds $2,649,376)	2,630,645
Payables:
Securities purchased	338,362
Fund shares redeemed	1,600
Broker interest payable on short positions	99
Administration fee	22,622
Distribution fees	17,409
Service fees	1,317
Custody fees	3,951
Transfer agent fees and expenses	6,599
Accrued expenses and other payables	30,591
Total liabilities	3,053,195
Net assets	$6,260,403

Net assets consist of:
Paid in capital	$5,580,610
Accumulated net investment loss	(29,589)
Accumulated net realized loss on investments	(283,359)
Net unrealized appreciation on:
Investments	974,010
Securities sold short	18,731
Net assets	$6,260,403

Investor Class:
Net assets applicable to outstanding Investor Class shares	$6,260,403
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	556,747
Net asset value and redemption price per share	$11.24

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended April 30, 2014

Investment income:
Dividends (net of foreign taxes withheld of $8)	$94,269
Interest	92
Total investment income	94,361

Expenses:
Investment advisory fees (Note 5)	64,410
Administration fees (Note 5)	69,381
Distribution fees (Note 6)
Distribution fees – Investor Class	11,502
Service fees (Note 7)
Service fees – Investor Class	4,601
Transfer agent fees and expenses	19,731
Federal and state registration fees	5,084
Audit fees	17,970
Compliance expense	12,323
Legal fees	7,140
Trustees’ fees and expenses	5,001
Custody fees	12,149
Other	7,295
Total expenses before reimbursement from advisor	236,587
Dividends expense on short positions	12,410
Broker interest expense on short positions	32,868
Total expenses before reimbursement from advisor	281,865
Expense reimbursement from advisor (Note 5)	(121,569)
Net expenses	160,296
Net investment loss	(65,935)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments	266,479
Securities sold short	(276,178)
Net change in unrealized gain (loss) on:
Investments	564,127
Securities sold short	44,693
Net realized and unrealized gain (loss) on investments	599,121
Net increase in net assets resulting from operations	$533,186

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	April 30, 2014	April 30, 2013*
Operations:
Net investment loss	$(65,935)	$(26,503)
Net realized gain (loss) on investments	(9,699)	(244,736)
Net change in unrealized appreciation on investments	608,820	383,921
Net increase in net assets resulting from operations	533,186	112,682

Distributions to Shareholders From:
Net investment income
Investor class shares	—	(11,526)
Net realized gains
Investor class shares	—	(12,459)
Total distributions	—	(23,985)

Capital Share Transactions:
Proceeds from shares sold
Investor class shares	2,393,913	5,162,486
Proceeds from shares issued to holders in
reinvestment of dividends
Investor class shares	—	23,985
Cost of shares redeemed
Investor class shares	(1,938,559)	(3,305)
Redemption fees retained
Investor class shares	(8)	8
Net increase in net assets from capital share transactions	455,346	5,183,174
Total increase in net assets	988,532	5,271,871

Net Assets:
Beginning of period	5,271,871	—
End of period	$6,260,403	$5,271,871
Accumulated net investment loss	$(29,589)	$(24,987)

Changes in Shares Outstanding:
Shares sold
Investor class shares	224,421	522,223
Proceeds from shares issued to holders in
reinvestment of dividends
Investor class shares	—	2,475
Shares redeemed
Investor class shares	(192,045)	(327)
Net increase in shares outstanding	32,376	524,371

*	The Logan Capital Long/Short Fund commenced operations on September 28, 2012.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS
at April 30, 2014

Increase (decrease) in cash —

Cash flows from operating activities:
Net increase in net assets from operations	$533,186
Adjustments to reconcile net increase (decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investments	(6,446,403)
Proceeds for dispositions of investment securities	6,366,630
Purchase of short term investments, net	323,002
Increase in deposits at broker	(820,575)
Increase in dividends and interest receivable	(420)
Increase in receivable for securities sold	(292,885)
Decrease in due from Advisor	17,539
Increase in prepaid expenses and other assets	(407)
Increase in proceeds on securities sold short	1,386,620
Decrease in payable for securities purchased	(723,218)
Increase in payable for broker interest on short positions	99
Increase in accrued administration fees	12,687
Increase in distribution and service fees	11,153
Increase in custody fees	1,827
Decrease in transfer agent expenses	3,426
Increase in other accrued expenses	2,999
Unrealized depreciation on securities	(564,127)
Net realized loss on investments	(266,479)
Net cash used in operating activities	(455,346)

Cash flows from financing activities:
Proceeds from shares sold	2,393,913
Payment on shares redeemed	(1,938,567)
Distributions paid in cash	—
Net cash provided by financing activities	455,346
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Cash paid for interest	$32,868

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Investor Class

	For the	September 28, 2012
	Year Ended	through
	April 30, 2014	April 30, 2013*
Net Asset Value – Beginning of Period	$10.05	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.12)	(0.04)
Net realized and unrealized gain (loss) on investments	1.31	0.16
Total from investment operations	1.19	0.12

Less Distributions:
Dividends from net investment income	—	(0.03)
Distributions from net realized gains	—	(0.04)
Total distributions	—	(0.07)
Net Asset Value – End of Period	$11.24	$10.05

Total Return	11.84%	1.20	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$6,260	$5,272
Ratio of operating expenses to average net assets:
Before reimbursements	6.13%	6.71	%^
After reimbursements	3.48%	3.29	%^
Ratio of interest expense and dividends on short
positions to average net assets:	0.98%	0.79	%^
Ratio of operating expenses excluding interest
expense and dividend payments on short positions
to average net assets:
Before reimbursements	5.15%	5.92	%^
After reimbursements	2.50%	2.50	%^
Ratio of net investment income (loss) to
average net assets:
Before reimbursements	(4.08)%	(4.54	)%^
After reimbursements	(1.43)%	(1.12	)%^
Portfolio turnover rate	135%	108	%+

*	Commencement of operations for Investor Class shares was September 28, 2012.
+	Not Annualized.
^	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2014

NOTE 1 – ORGANIZATION

The Logan Capital Long/Short Fund (the “Long/Short” Fund), is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The investment objective of the Long/Short Fund is to achieve long-term capital appreciation and manage risk by purchasing stocks believed by the Advisor to be undervalued and selling short stocks believed by the Advisor to be overvalued.  The Fund commenced operations on September 28, 2012 and currently offers only Investor Class shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken on returns filed for the open tax year ended 2013, or expected to be taken in the Fund’s 2014 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds proportionately based on allocation methods approved by the Board of Trustees (the “Board”).

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees:  The Long/Short Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Options Transactions:  The Fund may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked-to-market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

G.
Leverage and Short Sales:  The Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

H.
Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear their proportionate share of the costs.

I.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended April 30, 2014, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Long/Short Fund	$61,333	$(3,521)	$(57,812)

J.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of April 30, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign- issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Fund and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term securities having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

The following is a summary of the fair valuation hierarchy of the Long/Short Fund’s securities as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,067,840	$—	$—	$1,067,840
Consumer Staples	283,567	—	—	283,567
Energy	617,394	—	—	617,394
Financials	333,280	—	—	333,280
Health Care	686,926	—	—	686,926
Industrials	1,015,601	—	—	1,015,601
Information Technology	1,444,551	—	—	1,444,551
Materials	496,120	—	—	496,120
Telecommunication Services	257,539	—	—	257,539
Total Common Stock	6,202,818	—	—	6,202,818
REITs	78,277	—	—	78,277
Short-Term Investments	798,775	—	—	798,775
Total Investments in Securities	$7,079,870	$—	$—	$7,079,870
Total Securities Sold Short	$2,630,645	$—	$—	$2,630,645

Transfers between levels are recognized at the end of the reporting period.  During the year ended April 30, 2014, the Fund recognized no transfers between levels.  There were no level 3 securities held in the Fund on April 30, 2014.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  During the year ended April 30, 2014, the Fund did not hold any derivative instruments.

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended April 30, 2014, Logan Capital Management, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 1.40% for the Long/Short Fund based upon the average daily net assets of the Fund.  For the year ended April 30, 2014, the Long/Short Fund incurred $64,410 in advisory fees.  Advisory fees payable at April

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

30, 2014 for the Long/Short Fund were $0.  The Advisor has hired Waterloo International Advisors, LLC as a sub-advisor to manage the short portion of the Long/Short Fund.  The Advisor pays the Sub-Advisor fee for the Long/Short Fund from its own assets and these fees are not an additional expense of the Fund.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Logan Capital Long/Short Fund
Investor Class	2.50%

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligations are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended April 30, 2014, the Advisor reduced its fees and absorbed Fund expenses in the amount of $121,569 for the Long/Short Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	2016	2017	Total
Long/Short Fund	$80,718	$121,569	$202,287

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended April 30, 2014, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:
Logan Capital Long/Short Fund

Administration & fund accounting	$69,381
Custody	$12,149
Transfer agency(a)	$15,551
Chief Compliance Officer	$12,323
    (a) Does not include out-of-pocket expenses.

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

At April 30, 2014, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Logan Capital Long/Short Fund

Administration & fund accounting	$22,622
Custody	$3,951
Transfer agency(a)	$5,052
Chief Compliance Officer	$4,045
    (a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended April 30, 2014, the Long/Short Fund incurred distribution expenses on its Investor Class shares of $11,502.

NOTE 7 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Long/Short Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended April 30, 2014, the Fund incurred, under the Agreement, shareholder servicing fees as follows:

Logan Capital Long/Short Fund

Investor Class	$ 4,601

NOTE 8 – SECURITIES TRANSACTIONS

For the year ended April 30, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Long/Short Fund	$6,446,403	$6,366,630

There were no purchases or sales of long-term U.S. Government securities.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

Long/Short
Fund
Cost of investments(a)	$6,133,709
Gross unrealized appreciation	1,080,448
Gross unrealized depreciation	(134,287)
Net unrealized appreciation	946,161
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(266,368)
Total accumulated earnings/(losses)	$679,793

(a) The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

At April 30, 2014, the Long/Short  Fund had long-term tax basis capital losses with no expiration date of $215,903 to offset future capital gains.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2014

ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The tax character of distributions paid during 2014 and 2013 was as follows:

	Year Ended	Period Ended
	April 30, 2014	April 30, 2013
Long/Short Fund
Ordinary income	$—	$23,985

At April 30, 2014, the fund deferred, on a tax basis, post-October losses of:

Late Year Ordinary	Capital Loss
Loss Deferral	Carryover Deferral
$29,589	$39,607

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Logan Capital Funds

We have audited the accompanying statement of assets and liabilities of Logan Capital Long/Short Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of April 30, 2014, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and the period September 28, 2012 (commencement of operations) to April 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Logan Capital Long/Short Fund as of April 30, 2014, the results of its operations and cash flows for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period September 28, 2012 to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 26, 2014

EXPENSE EXAMPLE
April 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from November 1, 2013 to April 30, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Continued)
April 30, 2014 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/13	4/30/2014	11/1/13 – 4/30/2014
Actual
Investor Class	$1,000.00	$1,064.50	$18.17
Hypothetical (5% return
before expenses)
Investor Class	$1,000.00	$1,007.19	$17.67

(1)	Expenses are equal to the Investor Class fund shares’ annualized expense ratios of 3.55%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

NOTICE TO SHAREHOLDERS
April 30, 2014 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-215-1200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2013

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-215-1200.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-215-1200.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-215-1200 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

MANAGEMENT
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	5	Trustee,
(age 67)		term since	Gamma Delta		Advisors
615 E. Michigan Street		March 2014.	Housing		Series Trust
Milwaukee, WI 53202			Corporation		(for series
			(collegiate housing		not affiliated
			management) (2012		with the
			to present); Trustee		Funds);
			and Chair (2000 to		Independent
			2012), New		Trustee from
			Covenant Mutual		1999 to
			Funds (1999-2012);		2012, New
			Director and Board		Covenant
			Member, Alpha		Mutual
			Gamma Delta		Funds.
Foundation
(philanthropic
organization) (2005
to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	5	Trustee,
(age 77)		term since	Financial		Advisors
615 E. Michigan Street		February	Consultant and		Series Trust
Milwaukee, WI 53202		1997.	former Executive		(for series
			Vice President and		not affiliated
			Chief Operating		with the
			Officer of ICI		Funds);
			Mutual Insurance		Trustee, The
			Company (until		Forward
			January 1997).		Funds (31
portfolios).

MANAGEMENT (Continued)
(Unaudited)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

George J. Rebhan	Trustee	Indefinite	Retired; formerly	5	Trustee,
(age 79)		term since	President, Hotchkis		Advisors
615 E. Michigan Street		May 2002.	and Wiley Funds		Series Trust
Milwaukee, WI 53202			(mutual funds)		(for series
			(1985 to 1993).		not affiliated
with the
Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	5	Trustee,
(age 74)		term since	Senior Vice		Advisors Series
615 E. Michigan Street		February	President, Federal		Trust (for series
Milwaukee, WI 53202		1997.	Home Loan Bank		not affiliated
			of San Francisco.		with the Funds).

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite term	President, CEO,	5	Trustee,
(age 66)	Trustee	since	U.S. Bancorp		Advisors Series
615 E. Michigan Street		September	Fund Services,		Trust (for series
Milwaukee, WI 53202		2008.	LLC (May 1991		not affiliated
			to present).		with the Funds).

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 66)	and Chief	term since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 46)	and	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

MANAGEMENT (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 52)	and	term since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 42)	Treasurer	term since	Administration,U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 43)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 56)	President,	term since	LLC (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
and AML
Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 48)		term since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		June 2007.
Milwaukee, WI 53202

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)
As of April 30, 2014, the Trust is comprised of 45 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-467-4632.

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited)

Logan Capital Large Cap Growth Fund
Logan Capital Long/Short Fund
Logan Capital International Fund
Logan Capital Small Cap Growth Fund
Logan Capital Large Cap Core Fund

At a meeting held on December 3-5, 2013, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Logan Capital Management, Inc. (the “Advisor”) for another annual term for the Logan Capital Large Cap Growth Fund, Logan Capital Long/Short Fund, Logan Capital International Fund,  Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund (collectively, the “Funds”).  In addition, the Board considered and approved the continuance of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Logan Capital Long/Short Fund with Waterloo International Advisers, LLC (the “Sub-Advisor”) for another annual term.  At this meeting, and at a prior meeting held on October 24, 2013, the Board received and reviewed substantial information regarding the Funds, the Advisor, the Sub-Advisor, and the services provided by the Advisor and Sub-Advisor to the Funds under the Advisory Agreement and Sub-Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement and Sub-Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent, and quality of the Advisor’s overall services provided to the Funds as well as its responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered its knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s risk management process.  The Board took into account the oversight responsibilities of the Advisor over the Sub-Advisor both in terms of investments as well as compliance monitoring.  The Board also considered the specific role of the Sub-Advisor in

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

directly managing a portion of the Logan Capital Long/Short Fund’s portfolio.  The Board concluded that the Advisor and Sub-Advisor had the quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and Sub-Advisory Agreement, respectively, and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds (as applicable) as of August 31, 2013 on both an absolute basis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar.  The Board considered that each Fund was relatively new, with less than two years of performance information and that the Logan Capital International Fund, the Logan Capital Small Cap Growth Fund, and the Logan Capital Large Cap Core Fund had each not yet commenced operations.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Funds, as well as each Fund’s level of risk tolerance, may differ significantly from funds in the peer group universe.  Additionally, the Board also noted that the Advisor was continuing to monitor the Sub-Advisor’s performance.

Logan Capital Large Cap Growth Fund.  The Board noted that the Logan Capital Large Cap Growth Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the  one-year period and below its peer group average but above its peer group median for the since inception period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the one-year period and slightly below its peer group median and average for the since inception period.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

Logan Capital Long/Short Fund.  The Board noted that the Logan Capital Long/Short Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median and average for the since inception period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median and average for the since inception period.

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of each Fund.  The Board reviewed information as to fees and expenses of advisors and funds within the relevant Lipper peer funds as well as fees charged by the Advisor to other similarly managed accounts.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Logan Capital Large Cap Growth Fund. The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Large Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Institutional Class was above the peer group median and below the peer group average and that the total expense ratio for the Investor Class was above both the peer group median and average. Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class was below the peer group median and average while the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was the same as the peer group median and slightly below the peer group average.  Additionally, when adjusted to include only funds with similar asset sizes, the advisory fee was in line with the peer group median and below the peer group average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the Advisor received no advisory fees from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in-line with the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Long/Short Fund. The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Long/Short Fund of 2.50% for the Investor Class and 2.25% for the Institutional

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

Class (the “Expense Caps”). The Board noted that the Fund’s total expense ratio for the Investor Class was above the peer group median and average. Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was above the peer group median and average.  Additionally, when adjusted to include only funds with similar asset sizes, the advisory fee was above the peer group median and peer group average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the Advisor received no advisory fees from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in-line with the fees charged to the Advisor’s separately managed account clients.  In reviewing the sub-advisory fee, the Board was mindful that the sub-advisory fee was paid by the Advisor out of its advisory fee and not directly by the Fund and that the fee rate was the result of arms-length negotiations between the Advisor and the Sub-Advisor.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital International Fund. The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital International Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s estimated total expense ratio for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was above the peer group median and average.  The Board found that the management fees expected to be charged to the Fund were in-line with the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Small Cap Growth Fund. The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Small Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for the Institutional Class was below the peer group median and average and that the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was below the peer group median and below the peer group average.  The Board found that the management fees expected to be charged

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

to the Fund were in-line with the fees charged to the Advisor’s separately managed account clients.   As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Large Cap Core Fund. The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Large Cap Core Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was above the peer group median and peer group average.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees expected to be charged to the Fund were in-line with the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Funds grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the Expense Caps.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees received from the Funds and “soft dollar” benefits that may be received in exchange for Fund brokerage.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement and Sub-Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Logan Capital Large Cap Growth Fund, Logan Capital Long/Short Fund, Logan Capital International Fund, Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund and the Sub-Advisory Agreement for the

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

Logan Capital Long/Short Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory and sub-advisory arrangements with the Advisor, including the advisory and sub-advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds and the Sub-Advisory Agreement for the Logan Capital Long/Short Fund would be in the best interest of each Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Logan Capital Management, Inc.
Six Coulter Avenue, Suite 2000
Ardmore, PA  19003

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 215-1200

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2014	FYE 4/30/2013
Audit Fees	$31,300	$24,000
Audit-Related Fees	N/A	N/A
Tax Fees	$6,200	$5,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2014	FYE 4/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2014	FYE 4/30/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/Douglas G. Hess
Douglas G. Hess, President

Date     July 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Douglas G. Hess
Douglas G. Hess, President

Date     July 9, 2014

By (Signature and Title)*    /s/Cheryl L. King
Cheryl L. King, Treasurer

Date     July 9, 2014

* Print the name and title of each signing officer under his or her signature.